SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	January 20, 2006
(Date of earliest event reported)	January 19, 2006

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 19, 2006, the Board of Directors of ONEOK, Inc. declared a quarterly dividend of 28 cents per share of common stock, payable February 15, 2006, to shareholders of record at the close of business January 31, 2006. The dividend is unchanged from the previous quarter.

The Board of Directors also set May 18, 2006, at 10 a.m., Central Daylight Time, as the date for the company's 2006 annual meeting of shareholders. The annual meeting will be held at the company's headquarters in Tulsa, Oklahoma.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 Press Release issued by ONEOK, Inc. dated January 19, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	January 20, 2006	By:	/s/ Jim Kneale
Jim Kneale
Executive Vice President -- Finance and Administration
and Chief Financial Officer
(Principal Financial Officer)

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